Stock Issuance and Exchange	12 Months Ended
Dec. 31, 2015
Equity [Abstract]
Stock Issuance and Exchange
Stock Issuance and Exchange

The Company was approved to participate in the Treasury’s Community Development Capital Initiative (“CDCI”).  The CDCI was established by the Treasury under the Troubled Asset Relief Program to invest lower cost capital in Community Development Financial Institutions (“CDFI”), supporting their efforts to provide credit to small businesses and other qualified customers in connection with the downturn in the economy.

In connection with its participation in the CDCI, on September 29, 2010, the Company (i) exchanged all $18.0 million (aggregate liquidation preference amount) of its Fixed Rate Cumulative Perpetual Preferred Stock, Series A (“Series A Preferred Stock”), previously sold to the Treasury pursuant to the CPP, for $18.0 million (aggregate liquidation preference amount) of the Company’s newly designated Fixed Rate Cumulative Perpetual Preferred Stock, Series B (the “Series B Preferred Stock”), (ii) sold 400,000 shares of its common stock at $10.00 per share in a private offering to board members of the Company for aggregate gross proceeds of $4.0 million; and (iii) received an additional $4.0 million investment from the Treasury through the sale of an additional $4.0 million (aggregate liquidation preference amount) of its Series B Preferred Stock to the Treasury.  The additional $4.0 million investment from the Treasury was contingent upon the Company’s completion of the $4.0 million separate stock offering for the same amount, as required by the Company’s primary regulator at the time, the Office of Thrift Supervision.  The warrant sold by the Company to the Treasury in connection with the Company’s participation in Treasury’s CPP in 2008 remained outstanding after the exchange until its repurchase by the Company in 2013.

Participation in the CDCI provided the Company with $8.0 million in additional capital and lowered the cost of the capital received from the Treasury.  The annual dividend rate on the Series A Preferred Stock was 5% and was to have increased to 9% on February 15, 2014.  The annual dividend rate on the Series B Preferred Stock is 2% for the first eight years from the date of issuance, or until September 19, 2018, and 9% thereafter if still then outstanding.  The Company and the Bank must maintain eligibility as a CDFI under Treasury regulations, otherwise, the annual dividend rate on the Series B Preferred Stock will increase to 5% if such eligibility is not corrected within 180 days and will further increase to 9% if not corrected after 270 days.

In addition, on December 22, 2010, the Company sold 82,906 shares of its common stock, $0.01 par value per share, through a private placement. The purchase price was $10.00 per share and the net proceeds received from the sale of these shares was $829,060. This was the final phase in the Company’s current plan to raise additional capital.

(20)    Stock Issuance and Exchange, Continued

On July 31, 2013, the Company repurchased its outstanding warrant at a fair market value of $50,000 from the U.S. Treasury. As a result of the transaction the warrant was canceled, which reduced warrants outstanding by $400,000 and increased additional paid in capital by $350,000.